UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2026
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The 2026 Annual Meeting of the Stockholders of Ligand Pharmaceuticals Incorporated (the “Company”) was held on June 5, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2002 Stock Incentive Plan (the “2002 Plan”). The amended and restated 2002 Plan is referred to herein as the “Restated Plan.”
A summary of the material terms of the Restated Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”). The summary of the Restated Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Restated Plan, which was filed as Appendix B to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for the actions taken by the stockholders at the Annual Meeting.
Proposal 1. The election of eight members of the Board of Directors of the Company for terms expiring at the 2027 annual meeting of stockholders. In accordance with the results below, each nominee was elected to serve as a director of the Company.

	Votes For	Votes Withheld	Broker Non-Votes
Jason M. Aryeh	14,373,659	3,160,100	1,257,231
Todd C. Davis	17,224,372	309,387	1,257,231
Nancy R. Gray, Ph.D.	16,915,084	618,675	1,257,231
Jason Haas	17,204,420	329,339	1,257,231
John W. Kozarich, Ph.D.	16,260,105	1,273,654	1,257,231
John L. LaMattina, Ph.D.	16,714,494	819,265	1,257,231
Stephen L. Sabba, M.D.	16,552,676	981,083	1,257,231
Martine Zimmermann, Pharm.D.	17,319,859	213,900	1,257,231

Proposal 2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. In accordance with the results below, the selection of Ernst & Young LLP was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,526,515	257,924	6,551	—

Proposal 3. The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. In accordance with the results below, the proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,497,712	1,021,948	14,099	1,257,231

Proposal 4. The approval of an amendment and restatement of the Company’s 2002 Stock Incentive Plan. In accordance with the results below, the proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,643,281	870,556	19,922	1,257,231

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 9, 2026	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary